                                                                  EXHIBIT 10.15

                           AT HOLDINGS CORPORATION

                     SUPPLEMENTAL STOCKHOLDERS AGREEMENT
                                    AMONG
               AT HOLDINGS CORPORATION, ARGO-TECH CORPORATION,
                    AND SOCIETY NATIONAL BANK, AS TRUSTEE



         This Supplemental Stockholders Agreement is dated as of May 17, 1994, and is by and among AT Holdings Corporation, a Delaware corporation (the "Corporation"); Argo-Tech Corporation, a Delaware corporation ("Argo-Tech");
and Society National Bank, a national banking association in its capacity as Trustee (the "Trustee") under the Argo-Tech Corporation Employee Stock Ownership Plan and Trust Agreement (the "Argo-Tech ESOP").


                                R E C I T A L S:
                                - - - - - - - -

         WHEREAS, the Trustee desires to purchase, simultaneously with and upon the execution of this Agreement, shares of the Corporation for the Argo-Tech ESOP; and

         WHEREAS, the parties hereto believe that it is in the best interest of the Corporation, Argo-Tech, and the Corporation's stockholders for the Trustee to join in certain provisions of that certain Stockholders' Agreement, dated the date hereof (the "Stockholders' Agreement"), to which certain other stockholders of the Corporation are parties and to receive the benefits of that Stockholders' Agreement, to continue to impose certain restrictions and limitations upon the Disposition of the Securities (as such terms are hereinafter defined), and to grant each other certain rights as described herein;

         NOW THEREFORE, with reference to the foregoing recitals, which are by this reference incorporated herein and for and in consideration of the premises and the mutual covenants, terms, and conditions hereinafter set forth, the parties agree as follows:

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                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

         In this Agreement, capitalized terms not otherwise defined shall have the same meanings therefor set forth in the Stockholders' Agreement. In addition, the following terms have the respective meanings ascribed thereto:

         Section 1.01. "ACCEPTABLE COMPANY OFFERING" shall mean a Public Offering of Common Stock of the Corporation that is a Primary Offering following which: (i) Yamada, any Affiliates of Yamada, the Trust, the Non-Yamada Entity, and any transferees to whom such entities have transferred Common Stock shall own no less than 36% in the aggregate of the outstanding Common Stock of the Corporation (including shares sold to satisfy any over-allotment option granted to any underwriters in such offering); (ii) any underwriters chosen to assist in effecting such offering are reasonably acceptable to not less than 80% of the members of the Board then serving; and (iii) the minimum amount raised pursuant to such offering for the Corporation is no less than $35,000,000 in gross proceeds in the aggregate.

         Section 1.02. "ACCEPTABLE DEMAND OFFERING" shall mean a Public Offering of Common Stock of the Corporation pursuant to the exercise of a Demand Registration Right following which: (i) Yamada, any Affiliates of Yamada, the Trust, the Non-Yamada Entity, and any transferees to whom such entities have transferred Common Stock shall own no less than 36% in the aggregate of the outstanding Common Stock of the Corporation (including shares sold to satisfy any over-allotment option granted to any underwriters in such offering); (ii) any underwriters chosen to assist in effecting such offering are reasonably acceptable to not less than 80% of the members of the Board then serving; and
(iii)(a) the minimum amount reasonably anticipated to be received by selling Stockholders as a result of such offering at the time (x) such Demand Registration Right is exercised, and (y) the applicable Registration Statement is declared effective, is no less than $15,000,000 in gross proceeds if there has not been a Primary Offering prior to the exercise of the Demand Registration Right, or (b) the minimum amount of Common Stock to be sold pursuant to such offering if at any time prior to the exercise of such Demand Registration Right a Primary Offering has occurred shall be no less than the greater of (i) two percent (2%) of the outstanding Common Stock of the Corporation, and (ii) two times the average weekly trading volume in such Common Stock on all national



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securities exchanges and/or reported through the automated quotation system of a registered securities association during the four (4) week period immediately preceding the exercise of such Demand Registration Right.

         Section 1.03. "ACT" means the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder and any successor federal statute, rules, or regulations.

         Section 1.04. "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes or this definition, the term "control" (including the correlative meanings of the terms "controlling," "controlled by," and "under direct or indirect common control with") as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise. Notwithstanding the foregoing or any other provision of this Agreement, for purposes of this Agreement, in no event shall the Corporation or Argo-Tech be or be deemed, construed, considered, or interpreted to be an Affiliate of Yamada or an Affiliate of any Affiliate or group of Affiliates of Yamada, nor shall Yamada or any Affiliates thereof be deemed, construed, considered, or interpreted to be an Affiliate of the Corporation or Argo-Tech.

         Section 1.05. "BUSINESS DAY" means any day that is not a Saturday or Sunday or a day on which state, provincial, or national banking institutions are authorized or obligated by law or executive order to remain closed in the State of New York.

         Section 1.06. "CLASS A COMMON STOCK" means the Corporation's Class A Common Stock, par value $0.01 per share.

         Section 1.07. "CLASS B COMMON STOCK" means the Corporation's Class B Common Stock, par value $0.01 per share.

         Section 1.08. "CLASS C COMMON STOCK" means the Corporation's Class C Common Stock, par value $0.01 per share.

         Section 1.09. "CLASS D COMMON STOCK" means the Corporation's Class D Common Stock, par value $0.01 per share.


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         Section 1.10. "COMMON STOCK" means the Corporation's (i) Class A Common
Stock, (ii) Class B Common Stock, (iii) Class C Common Stock, (iv) Class D
Common Stock, (v) any other class of securities comparable in rights to those of one or more of the other classes of Common Stock, whether voting or non-voting and designated as a class of Common Stock, and (vi) shares of common stock or other securities of any class, whether voting or non-voting, resulting from the reclassification, split, combination, or other change of such Class A Common Stock, Class B Common Stock, Class C Common Stock, Class D Common Stock, or such other class of securities comparable in rights to those of one or more of the other classes of Common Stock and designated as a class of Common Stock.

         Section 1.11. [Intentionally omitted].

         Section 1.12. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         Section 1.13. "INVESTOR STOCKHOLDER" means Yamada and Sunhorizon.

         Section 1.14. "MANAGEMENT STOCKHOLDER" OR "MANAGEMENT STOCKHOLDERS" means those members of the management of Argo-Tech whose names appear under the heading Management Stockholders in Schedule A, to the Stockholders Agreement; those members of management of Argo-Tech who acquire shares of Class D Common Stock issued pursuant to the Argo-Tech Corporation 1991 Performance Stock Option Plan, and/or who have otherwise executed this Agreement in the capacity of a Management Stockholder.

         Section 1.15. "NEW SECURITIES" means any Security whether currently as of the date hereof or hereafter authorized, including any Securities previously repurchased by the Corporation, and all rights, options, or warrants to purchase Securities, and securities or indebtedness of any type whatsoever that are, or may become, convertible into or exchangeable for Securities; provided, however, that the term "New Securities" does not include (i) any securities issued upon exercise or conversion in accordance with their terms of any other Securities which, when issued, were the subject of Section 5.01 of the Stockholders Agreement; (ii) the shares of Common Stock purchased by Stockholders prior to or contemporaneously with the execution of this Agreement; (iii) securities issued in connection with any pro-rata reclassification, split, combination, or other change of any then outstanding Securities; (iv) securities proposed to be or that are offered to the public in a transaction or transactions required to be registered under the Act;



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(v) options or shares of Common Stock issued pursuant to the Corporation's
Performance Option Plan; or (vi) securities distributed as dividends on any then outstanding securities.

         Section 1.16. "NON-YAMADA STOCKHOLDERS" means the Management Stockholders, the Outside Directors, and the Trustee.

         Section 1.17. "OUTSIDE DIRECTOR" OR "OUTSIDE DIRECTORS" means those persons whose names appear under the heading Outside Directors in Schedule A of the Stockholders' Agreement and or who have otherwise executed the Stockholders' Agreement in the capacity of an Outside Director.

         Section 1.18. "PERMITTED AFFILIATE" means an Affiliate of any Stockholder at least fifty percent (50%) (by vote and value) of the stock of which Affiliate is owned directly, or indirectly through another such Affiliate, by such Stockholder.

         Section 1.19. "PERSON" means any individual, corporation, partnership, joint venture, trust, association, joint-stock company, unincorporated association or organization or government (or any department, agency, or political subdivision thereof), or any other entity.

         Section 1.20. "PREFERRED STOCK" means the Corporation's Series A Cumulative Redeemable Preferred Stock, par value $1.00 per share.

         Section 1.21. "PRIMARY OFFERING" means any Public Offering of Securities by the Corporation for its own account.

         Section 1.22. "SECURITY" OR "SECURITIES" means (a) the Common Stock,
(b) any other equity securities of the Corporation, and (c) any rights, warrants, options, convertible securities or indebtedness, exchangeable securities or indebtedness, or other rights, that are exercisable for or convertible or exchangeable into, directly or indirectly, other equity securities of the Corporation. The number of shares of a Security that is represented by a right, warrant, option, or convertible or exchangeable security or indebtedness shall be the number of shares of Common Stock or such other securities that the holder thereof would own upon the immediate exercise of such right, warrant, option, or convertible or exchangeable securities or indebtedness.


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         Section 1.23. "STOCKHOLDER" means an Investor Stockholder, a Management
Stockholder, or an Outside Director, and "Stockholders" means the Investor Stockholders, the Management Stockholders, and the Outside Directors.

         Section 1.24. "SELLING STOCKHOLDER" shall have the meaning set forth in
Section 6.04 hereof.

         Section 1.25. "STOCKHOLDERS' AGREEMENT" means the 1994 Stockholders Agreement, dated the date hereof, to which reference is made in the Recitals.

         Section 1.26. "SUNHORIZON" means Sunhorizon International, Inc., a California corporation.

         Section 1.27. "VESTAR" means Vestar Capital Partners, Inc. a Delaware corporation.

         Section 1.28. "YAMADA" shall mean YC International Corporation.

         Section 1.29. "YAMADA CORPORATION" shall mean Yamada Corporation.


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                                  ARTICLE II

                             ORGANIZATIONAL MATTERS
                             ----------------------

         Section 2.01. BY-LAWS. On the date hereof, the Restated By-Laws of the Corporation shall be as set forth in Exhibit 2.01A to this Agreement, and the Restated By-Laws of Argo-Tech shall be as set forth in Exhibit 2.01B to this Agreement, and, to the extent necessary, each shall be conformed to the applicable provisions of this Agreement. The parties hereto agree that this Agreement constitutes all corporate, stockholder, and director action necessary to accomplish the foregoing in accordance with the laws of the State of Delaware.

         Section 2.02. CERTIFICATES OF INCORPORATION. On the date hereof, the Restated Certificate of Incorporation of the Corporation shall be as set forth in Exhibit 2.02A to this Agreement, and the Restated Certificate of Incorporation of Argo-Tech shall be as set forth in Exhibit 2.02B to this Agreement, and each shall be conformed to the applicable provisions of this Agreement. The parties hereto agree that this Agreement constitutes all corporate, stockholder, and director action necessary to accomplish the foregoing in accordance with the laws of the State of Delaware.

         Section 2.03. SHARE CAPITAL; OWNERSHIP. (a) On the date hereof, the issued and outstanding share capital of the Corporation shall consist of:

                  (i) Six Hundred Forty-Six Thousand Eight Hundred Eighty Three (646,883) shares of Class A Common Stock;

                  (ii) Six Hundred Eighty-Nine Thousand (689,000) shares of Class B Common Stock;

                  (iii) Twenty-Seven Thousand, Five Hundred Sixty (27,560) shares of Class C Common Stock; and

                  (iv) Two Hundred Fifty-Nine Thousand Eighty-Five (259,085) shares of Preferred Stock.

The terms of the Class A Common Stock, the Class B Common Stock, the Class C Common Stock, the Class D Common Stock, and the Preferred Stock are as provided in the Restated Certificate of Incorporation of the Corporation annexed hereto in Exhibit 2.02A to this Agreement.



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         (b) On the date hereof, the issued and outstanding shares of capital stock of the Corporation are owned as follows:

                  (i) the Vestar Investment Partnership owns Fifteen Thousand Eighty-Five (15,085) shares of Preferred Stock;

                  (ii) Yamada owns (A) Twenty Thousand (20,000) shares of Class A Common Stock, (B) Six Hundred Eighty-Nine Thousand (689,000) shares of Class B Common Stock, (C) Twenty-Seven Thousand, Five Hundred Sixty (27,560) shares of Class C Common Stock, and (D) Two Hundred Forty-Four Thousand (244,000) shares of Preferred Stock;

                  (iii) Sunhorizon owns One Hundred Twenty-Nine Thousand Four Hundred Two (129,402) shares of Class A Common Stock;

                  (iv) the Management Stockholders in the aggregate own Seventy Thousand One Hundred Eleven (70,111) shares of Class A Common Stock;

                  (v) the Outside Directors own Three Thousand Three Hundred Eight (3,308) shares of Class A Common Stock;

                  (vi) the Trustee owns Four Hundred Twenty Thousand (420,000) shares of Class A Common Stock; and

                  (vii) Argo-Tech owns Four Thousand Sixty-Two (4,602) shares of Class A Common Stock.

In addition, Seven Thousand Five Hundred Forty (7,540) shares of Class A Common Stock in the aggregate shall be reserved for issuance (x) pursuant to the Argo-Tech Corporation 1991 Management Incentive Stock Option Plan, (y) to new Outside Directors, and (z) to new members of the management of Argo-Tech. Furthermore, Thirty-Four Thousand Four Hundred Fifty (34,450) shares of Class D Common Stock in the aggregate have been reserved for issuance upon the exercise of outstanding stock options granted pursuant to the Argo-Tech Corporation 1991 Performance Stock Option Plan.

         Section 2.04. AMENDMENT OF STOCKHOLDERS' AGREEMENT. The Corporation agrees that it will not agree or consent to any amendment, supplement, modification, alteration, waiver of rights under, or termination of the Stockholders' Agreement without the written consent of the Trustee, which consent will not be unreasonably denied or withheld. If the Trustee has not acted upon the Corporation's written request for such consent and so



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advised the Corporation written ten (10) Business Days of its actual receipt of such a request, the consent of the Trustee shall not be required as to the individual action as to which such consent was requested.

        Section 2.05. ISSUANCE OF ADDITIONAL EQUITY SECURITIES. The Corporation shall not, at any time, issue any additional equity securities for a consideration per share (computed as provided in the next sentence of this Section 2.05, less than the fair market value of such securities on the date the Board determines to issue such securities (or to grant rights, options, or securities convertible or exchangeable therefor), except that, in the case of Common Stock issuable under a stock option plan approved prior to the date hereof by the Board, options may be granted, and shares of Common Stock may be issued, at purchase prices less than such fair market value; PROVIDED, HOWEVER, that the number of shares issuable under such plans may not be increased. To the extent that any additional equity securities, or any securities that are exercisable for or convertible or exchanged into, directly or indirectly, equity securities shall be issued or granted for a cash consideration (excluding any securities issued pursuant to commitments outstanding prior to the date hereof), the consideration received by the Corporation therefor shall be deemed to be the amount of cash received, excluding amounts paid or payable for accrued interest or accrued dividends, but without deducting commissions and expenses paid or incurred by the Corporation for any underwriting of, or otherwise in connection with, the issue or sale thereof; and, to the extent that such issue or grant shall be for a consideration other than cash, then, for purposes of this Section and except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be such amount as shall be determined by the Corporation as the fair value of such consideration at the time of such issue or grant. For the purposes of this Section, the fair market value of any securities that are exercisable for or convertible or changeable into, directly or indirectly, other securities, shall be equal to the fair market value of the underlying securities. The consideration for any securities that are exercisable for or convertible or changeable into, directly or indirectly, other securities, shall (i) in the case of additional shares issued or issuable pursuant to rights or options, be the consideration received by the Corporation for granting such rights or options plus the additional consideration paid or payable to the Corporation upon the exercise of such rights or options, and (ii) in the case of additional shares issued or issuable pursuant to the terms of a conversion or exchange of such securities, be the consideration received by the Corporation for granting any


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rights or options to subscribe for or purchase such securities, plus the additional consideration paid or payable to the Corporation upon the exercise of the right of conversion or exchange of such securities, in each case after deducting the aggregate amount, if any, paid by the Corporation in cash, upon such exercise, for fractional shares pursuant to the terms of such securities.

        Section 2.06. NEW SECURITIES. In the event that the Corporation shall issue any New Securities, then the Corporation shall first give thirty (30) days' prior written notice of such proposed issuance to all Stockholders and the Trustee, whereupon each Stockholder and the Trustee shall have the right, exercisable upon the delivery of a notice to the Corporation not more than fifteen (15) days after their receipt of the aforesaid notice from the Corporation, to purchase in ratable portions for the same price and on the same terms and conditions, such further amounts of New Securities as are being issued by the Corporation as shall be required to maintain that percentage of all outstanding Securities owned by such Person equal to the percentage of all issued and outstanding Common Stock owned by such Person immediately prior to the issuance of any New Securities (taking into account for such purpose the number of shares of Common Stock issuable pursuant to options, warrants, convertible securities, or other rights held in the aggregate by all Stockholders and the Trustee).

        Section 2.07. NOTICE OF MEETINGS. Each of the Corporation and Argo-Tech shall provide to the Trustee written notice of any meetings of their respective boards of directors, committees of boards of directors, and stockholders, as well as copies of all materials mailed to directors of either corporation by either the Corporation or Argo-Tech. The Trustee shall be afforded the opportunity to attend any meetings of the stockholders, boards of directors, and committees of the boards of directors of the Corporation and Argo-Tech, respectively. The Trustee shall also receive copies of all minutes of meetings of stockholders, directors, and board committees of the Corporation and Argo-Tech.



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                                   ARTICLE III

                  RESTRICTIONS ON DISPOSITIONS OF SECURITIES;
                  -------------------------------------------
                           INVESTMENT REPRESENTATIONS
                           --------------------------

         Section 3.01. REPRESENTATIONS AND WARRANTIES. The Trustee acknowledges and represents to the Corporation that:

                  (a) It has full authority to act as trustee of the Argo-Tech ESOP and exercise trust powers under the laws of the State of Ohio and has full power, authority, and legal right under the Argo-Tech ESOP to execute and deliver this Agreement and to perform its obligations hereunder. Assuming due execution and delivery by the other parties hereto, upon execution and delivery by the Trustee on behalf of the Argo-Tech ESOP, this Agreement will constitute a binding and valid obligation of the Trustee enforceable against the Argo-Tech ESOP in accordance with its terms.

                  (b) None of the execution, delivery, or performance of this Agreement by the Trustee on behalf of the Argo-Tech ESOP, nor the performance by the Trustee of its obligations in such capacity under this Agreement, will (i) conflict with the charter or by-laws of the Trustee as in effect on the date hereof; (ii) result in a violation of ERISA or the Code; (iii) conflict with the terms of the Argo-Tech ESOP; or (iv) result in a breach of, or constitute default under, any agreement or instrument to which the Trustee or the Argo-Tech ESOP is a party or by which either of them is bound.

         Section 3.02. LEGEND ON CERTIFICATE. Certificates representing ownership of Securities shall bear the following legends:

                  "THIS CERTIFICATE IS HELD SUBJECT TO A SUPPLEMENTAL STOCKHOLDERS' AGREEMENT AMONG AT HOLDINGS CORPORATION (THE "CORPORATION") AND SOCIETY NATIONAL BANK, AS TRUSTEE; DATED AS OF MAY 17, 1994, IN WHICH REFERENCE IS MADE TO AN AGREEMENT AMONG THE CORPORATION AND CERTAIN OF ITS STOCKHOLDERS DATED AS OF MAY 17, 1994. THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE TRANSFERABLE ONLY IN ACCORDANCE WITH THE TERMS, CONDITIONS, AND RESTRICTIONS OF THESE


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         AGREEMENTS, A COPY OF EACH OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE
         OF THE CORPORATION."

         In addition to the foregoing, certificates representing ownership of non-registered Securities shall bear the following legend:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, UNLESS, IN THE OPINION (WHICH OPINION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION) OF COUNSEL SATISFACTORY TO THE CORPORATION, SUCH REGISTRATION IS NOT REQUIRED; PROVIDED, HOWEVER, THAT THE CORPORATION IN ITS DISCRETION WAIVE THE REQUIREMENT TO DELIVER SUCH AN OPINION IF IT IS OTHERWISE SATISFIED THAT SUCH REGISTRATION IS NOT REQUIRED."

To the extent any stock certificates held by the Trustee and representing ownership of the Corporation's Securities do not bear the foregoing legends, the Trustee shall, within five (5) days after the date on which it executes this Agreement, surrender to the Corporation such certificates that do not bear such legends so that such legends, as applicable, may be placed on each such certificate.

         Section 3.03. OPINION ON TRANSFER. The parties agree that non-registered Securities shall be subject to the restrictions set forth in the legend contained in Section 3.02. The Corporation agrees, however, that no opinion of counsel shall be required of the Trustee in connection with the disposition of Securities to participants in the Argo-Tech ESOP in accordance with the terms of the Argo-Tech ESOP.


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                                   ARTICLE IV

                              CERTAIN OTHER RIGHTS
                              --------------------

        Section 4.01. TAG-ALONG RIGHT. (a) In the event that any of Yamada, any Permitted Affiliate thereof, or Sunhorizon (i) proposes to sell or dispose of, directly or indirectly, all or any part of the shares of Class A Common Stock, Class B Common Stock, or Class C Common Stock owned by it or under its control in a single transaction or in a series of related transactions that is or are permitted by this Agreement to any Person (such Person being hereafter referred to as the "Proposed Purchaser") that is not (w) a Permitted Affiliate of Yamada
(x) a trust established by Yamada or by Mr. Masashi Yamada, the beneficiaries of which are only Mr. Yamada's spouse, parents, or direct lineal descendants, (y) receiving such shares pursuant to a Public Offering or a transaction under Rule 144, or (z) an employee stock ownership plan; (ii) seeks to cause the Corporation to redeem any Class A Common Stock, Class B Common Stock, or Class C Common Stock owned by it or under its control, or (iii) enters into any other arrangement with a singular purpose as that in (i) or (ii), then Yamada, any Permitted Affiliate thereof, or Sunhorizon shall refrain from effecting any such transaction unless and until the Trustee shall have been granted the opportunity to exercise the right (the "Tag-Along Right") pursuant to which the Proposed Purchaser shall be required to purchase shares of Class A Common Stock held by the Trustee in the amount and on the terms and conditions set forth in Section
9.06 of the Stockholders' Agreement as though the Trustee was named as, and it shall be treated for all purposes as though it is, a "Tag-Along Holder" as defined in that Section.

        Section 4.02. ADDITIONAL RIGHT. In the event that at any time after the date hereof, the Board of the Corporation or the Argo-Tech Board approves the merger, consolidation, or reorganization of the Corporation or Argo-Tech, the sale, exchange, or conversion of all or substantially all of the capital stock of the Corporation or Argo-Tech (whether by merger, consolidation, or otherwise, and whether or not the Corporation or Argo-Tech is the surviving entity), or any transaction similar in purpose to the foregoing, then all of the Stockholders shall be obligated as provided in Section 9.02 of the Stockholders' Agreement, and the Trustee shall be permitted, to sell, convert, or exchange a comparable proportion of their Securities to the same third party on terms and conditions no less favorable than those obtained by Yamada (the "Additional Right"); PROVIDED, HOWEVER, that the purchase price for any Securities to be disposed of



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pursuant to such Additional Right is fair from a financial point of view as determined by an Appraiser chosen in accordance with the procedures of Section
7.02 of the Stockholders' Agreement. The Additional Right for which provision is made in this Section 4.02 shall be exercised (if at all) by the Trustee in concert with the Drag-Along Right with respect to the Stockholders for which provision is made in Section 7.02 of the Stockholders' Agreement. In connection with any transaction contemplated by the immediately preceding sentence, the Board of the Corporation or the Argo-Tech Board, as the case may be, shall promptly notify the Trustee in writing (the "Drag-Along Sale Notice") of its intention to enter into any such transaction and to permit the Trustee (to the extent it is legally permitted to do so) to sell its Securities to the third party. As soon as practicable thereafter, the Board of the Corporation or the Argo-Tech Board, as the case may be, shall provide a written notice (the "Drag-Along Offer Terms") to the Trustee setting forth the material terms and conditions of such sale and containing copies of any pertinent documentation with respect thereto.

         Section 4.03. DISPOSITION OF STOCK ON CERTAIN DEFAULT. In the event that any default occurs pursuant to Section 7.01(k) of the Senior Bank Financing, the Trustee shall have the right to dispose of the shares held by the Argo-Tech ESOP, at its election, as follows:

                  (a) It shall have the right to put to the Corporation its shares of stock in the Corporation at a purchase price equal to the value determined pursuant to the provisions of Section 1.56 of the Stockholders' Agreement; or

                  (b) It shall have the right to sell its shares of stock in the Corporation to any party, in connection with which sale the Non-Yamada Stockholders shall have Tag Along Rights pursuant to the provisions of Section 9.06 of the Stockholders' Agreement; PROVIDED, HOWEVER, that in the event the prospective purchaser of the shares of the Corporation owned by Yamada declines to purchase the shares of stock owned by such Non-Yamada Stockholders pursuant to the exercise of such Tag Along Rights, the Corporation shall then be sold in a transaction the terms of which shall to be agreed upon by eighty per cent (80%) of the members of the Board.


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                                    ARTICLE V

                      SUBSTITUTE AND ADDITIONAL SECURITIES
                      ------------------------------------

         Section 5.01. ADDITIONAL SECURITIES. In addition to the Securities owned by the Trustee as of the date hereof, this Agreement shall apply to any additional Securities that the Trustee may acquire from time to time.


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                                   ARTICLE VI

                      ACTIONS RELATED TO A PUBLIC OFFERING;
                      -------------------------------------
                               REGISTRATION RIGHTS
                               -------------------

         Section 6.01. ACCEPTABLE COMPANY OFFERING DURING FIRST SIX YEARS. During the first six years after the Closing Date, the affirmative vote of a majority of the directors of the Corporation shall be required in order to approve a Public Offering involving the Securities for the account of the Corporation; provided, however, that any such approved offering shall be an Acceptable Company Offering. In the event that the directors of the Corporation approve a Public Offering in accordance with the terms of this Section 6.01, the Corporation shall promptly, but in no event later than five (5) days after taking such board action, provide written notice to the Trustee advising of such action, and the Trustee shall have the right to require the Corporation to include in such offering shares of Common Stock owned by it subject to the conditions and limitations of Section 11.04(a) of the Stockholders' Agreement.

         Section 6.02. MANDATORY COMPANY REGISTRATION. (a) After the sixth anniversary of the Closing Date, each of Yamada, on the one hand, and the Management Stockholders and the Trustee (acting by the vote or consent of a majority of the aggregate number of shares held by it), on the other, shall have the right to demand (the "Mandatory Company Registration Right") that an initial public offering of Securities be made by the Corporation in a Primary Offering and that the Corporation file a registration statement (a "Registration Statement") with the Commission under the Act on Form S-1 or any other appropriate form for the general registration of securities (other than on Form S-4 or Form S-8 or any similar or successor forms thereto), and the Corporation hereby agrees that, upon such demand, it shall comply with the provisions contained in Section 11.07 of the Stockholders' Agreement and any other applicable provisions of Article XI of the Stockholders' Agreement and use its best efforts to register such Securities pursuant to and otherwise in accordance with the terms of this Agreement and the Stockholders' Agreement; PROVIDED, HOWEVER, that any public offering that either Yamada or the Management Stockholders and the Trustee causes to occur pursuant to the exercise of a Mandatory Company Registration Right must be an Acceptable Company Offering. Unless otherwise agreed to, and subject to any restrictions contained in any written agreements to which the Corporation or Argo-Tech may be subject, any proceeds received by the Corporation pursuant to any public offering resulting from the exercise of a

Mandatory Company Registration Right shall be used first to retire any existing indebtedness of Argo-Tech in the order set forth in Section 11.02(a) of the Stockholders' Agreement. The number of shares of stock of the Corporation to be offered to the public pursuant to a public offering resulting from the exercise of a Mandatory Company Registration Right shall be determined by the managing underwriter or underwriters engaged to assist in effecting such offering after consultation with the party exercising the Mandatory Company Registration Right so as to make possible the sale of the shares to be sold at the highest reasonably obtainable price per share and to provide for a stable trading market for the stock of the Corporation after the consummation of such offering.

        (b) Any party wishing to exercise its Mandatory Company Registration Right shall provide written notice to the Corporation of the exercise of such right. The Corporation shall promptly, but in no event later then five (5) days following the receipt of such notice, provide written notice of the exercise of such right by either Yamada or the Management Stockholders and the Trustee to all the other Stockholders and the Trustee, and all the other Stockholders and the Trustee shall have the right to include in such offering shares of Common Stock then owned by such Stockholders and the Trustee pursuant to and subject to the limitations of Section 6.04(a). The registration of any Securities pursuant to the exercise of a Mandatory Company Registration Right shall also be subject to the provisions of Sections 11.04 through 11.09 of the Stockholders' Agreement.

        Section 6.03. DEMAND REGISTRATION RIGHTS. (a) In addition to any rights provided to Yamada and the Management Stockholders and the Trustee pursuant to this Agreement or Section 11.02(a) of the Stockholders' Agreement, and subject to the provisions of Sections 11.03(b), 11.03(c), 11.03(d), and 11.03(e) of the Stockholders' Agreement, at any time after the sixth anniversary of the Closing Date, the Trustee, as a Non-Yamada Stockholder under the Stockholders' Agreement, shall have the right (individually, a "Demand Registration Right" and collectively, the "Demand Registration Rights") to require the Corporation to file a Registration statement with the Commission under the Act on Form S-1 or any other appropriate form for the general registration of securities (other then on Form S-4 or Form S-8 or any similar or successor forms thereto) for sale to the public of all or any portion of their Securities (a "Demand Registration"), and the Corporation hereby agrees that, upon such demand, it shall comply with the provisions contained in Section 11.07 of the Stockholders' Agreement and any other applicable provisions of Article XI thereof and use its best efforts to register such Securities pursuant to and in accordance with the terms of this Agreement.

         (b) The Demand Registration Rights granted to the Trustee pursuant to
Section 6.03(a) shall be subject to the terms, restrictions, and limitations contained in Sections 11.03(b), (c), (d), (e), and (f) of the Stockholders' Agreement.

         Section 6.04. INCIDENTAL REGISTRATION RIGHTS. (a) Notwithstanding the foregoing, if at any time the Corporation, whether pursuant to the Stockholders' Agreement or Section 6.01 or Section 6.02 hereof, registers any of its Securities pursuant to a Registration Statement under the Act (other than a registration by the Corporation on Form S-4 or Form S-8 or any similar or successor forms thereto), then the Corporation in each such case shall give the Trustee written notice of such intention to file a Registration Statement not less than forty-five (45) days prior to the earlier of the anticipated effective date or the actual effective date of such Registration Statement and at least ten (10) days before the initial filing of such Registration Statement (the "Corporation's Registration Notice"), and such notice shall offer to the Trustee the opportunity to include in such public offering any and all shares the Trustee (individually a "Selling Stockholder and, collectively with the Selling Stockholders, the "Selling Stockholders") may request. The Trustee shall have seven (7) days after the giving of such notice to notify the Corporation in writing as to whether it desires to have included in such Registration Statement any Securities owned by it and specifying the amount (the "Requested Amount") of Securities (whether or not Securities of the same class are being registered by the Corporation) requested to be registered. The Corporation shall permit, or shall cause the managing underwriter or underwriters of a proposed offering to permit, Selling Stockholders to have included in such proposed offering their respective Requested Amount on the same terms and conditions as are applicable to any other Securities of the same class that are being registered and sold by the Corporation and other Selling Stockholder in such offering (the "Incidental Registration Rights"). The exercise of Incidental Registration Rights pursuant to this Section 6.04 by the Trustee shall be conducted in accordance with and be subject to the provisions and limitations set forth in Section 11.04 of the Stockholders' Agreement.

         Section 6.05. UNDERWRITERS; UNDERWRITING AGREEMENT. Any proposed registration of Securities that is an Acceptable Company Offering pursuant to the exercise of a Mandatory Company Registration Right, or, pursuant to the exercise of a Demand Registration Right prior to the time a Primary Offering occurs, shall be underwritten by a underwriter or underwriters on a "firm commitment" basis. Any proposed registration of Securities that occurs after an underwritten offering has occurred shall not be required to be an underwritten offering; PROVIDED HOWEVER, that any offering proposed where a underwriter is not required to be engaged shall be pursuant to a reasonable plan of distribution for the Securities to be sold in such offer which plan of distribution shall be mutually acceptable to Yamada and the Non-Yamada Stockholders. In connection with any underwritten offering of Securities registered pursuant to the terms of this Agreement, the Corporation shall enter into an underwriting agreement with the underwriters for such offer, such agreement to be reasonably satisfactory in form and substance to the Corporation, Yamada, each Selling Stockholder, and the underwriters, and such agreement shall contain such representations, warranties, and covenants by the Corporation, the Selling Stockholders, and the underwriters and such other terms and conditions as are customarily contained in such agreement. The Selling Stockholders shall be parties to any underwriting agreement relating to an underwritten sale of their Securities and may, at their option, require that any or all of the representations, warranties, and covenants of the Corporation to or for the benefit of such underwriters, shall also be made to and for the benefit of such Stockholders.

         Section 6.06. COOPERATION; RESTRICTIONS ON PUBLIC SALE BY HOLDER OF STOCK. As a condition to the Corporation's obligations and requirements under
Section 6.0l, Section 6.02, Section 6.03, and Section 6.04 to register the Securities of the Trustee, the Trustee (if legally permitted to do so) shall provide all such information with respect to the Trustee and execute an underwriting agreement, power of attorney, and all such other documents as may be reasonably required in connection with any such registration. The Trustee if the holder of Securities covered by a Registration Statement filed pursuant to
Section 6.01, Section 6.02, Section 6.03, or Section 6.04 hereof or pursuant to the Stockholders' Agreement and the Corporation agrees that, if so requested by the managing underwriter or underwriters, if any, or a majority of Selling Stockholders of any offering of Securities, it shall not effect any public sale or distribution of Securities of the same class as any Securities included in such underwritten offering, including without limitation, a sale pursuant to Rule 144, during the period fourteen (14) days prior to and up to one hundred twenty (120) days after the effective date of the Registration Statement filed with respect to such offering. In the event that either Yamada or the Non-Yamada Stockholders exercises a Demand Registration Right, the Trustee hereby covenants and agrees for the benefit of each other Selling Stockholder that it shall provide all such information with respect to itself and execute all such other documents as may be reasonably required in connection with any registration resulting therefrom, and shall otherwise take or perform any and all such other actions as reasonably required in order to effect such offering. Subject to the provisions and limitations of any laws and regulations applicable to it (including ERISA), the Trustee shall cooperate with the Corporation and each other Selling Stockholder and any underwriters engaged to assist in effecting a public offering, shall use its best efforts to take any and all actions necessary to effect a public offering, and shall not take any action to frustrate the consummation of any public offering, it being understood that prevailing market conditions and the performance of the Corporation and Argo-Tech may affect the commencement of a public offering. In furtherance of the foregoing and not in limitation thereof, the Trustee, together with the other Selling Stockholders, as applicable, shall take or perform any and all such other actions as may be reasonably required, to the extent permitted by law, to carry out and enforce the rights of the Selling Stockholders in order to effect a public equity offering, including if necessary causing the Corporation or Argo-Tech to amend their respective certificates of incorporation or by-laws.

         Section 6.07. OTHER REQUIREMENTS AND OBLIGATIONS WITH RESPECT TO REGISTRATION. If and whenever the Corporation is required by the provisions of this Agreement to register any Securities under the Act, the Corporation shall, and hereby covenants to, as expeditiously as possible:

         (a) (i) Subject to Section 6.03(d), prepare and cause to be filed with the Commission as soon as reasonably practicable, but in no event later than ninety (90) days after receiving the Demand Notice or notice of the exercise of a Mandatory Company Registration Right, the Registration Statement to which such notice relates, and (ii) use its best efforts to have such Registration Statement declared effective within such ninety (90) day period or as soon thereafter as reasonably practicable; PROVIDED, HOWEVER, that before filing a Registration Statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of any Registration Statement, the Corporation will furnish to the Stockholders covered by such Registration Statement copies of all such documents proposed to be filed.

         (b) The Corporation shall notify all Stockholders when any Registration Statement is filed and becomes effective and when any post-effective amendment is filed and becomes effective. Except as otherwise provided in Section 6.04, after becoming effective, the Corporation agrees to use its best efforts to cause such Registration Statement filed pursuant to the exercise of a Demand Registration Right or a Mandatory Company Registration Right, and any amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement current, to remain continuously effective for a period of one hundred twenty
(120) days from the date on which the Commission declares such Registration Statement effective, or such shorter period that will terminate when all Securities to which the Registration Statement filed pursuant to the exercise of the Demand Registration Right or the Mandatory Company Registration Right relate have been sold, and to comply with the provisions of the Act with respect to the disposition of all Securities covered by the Registration Statement required to effect the distribution of such shares; PROVIDED, HOWEVER, that the Corporation shall have no obligation to use its best efforts to cause such Registration Statement and the prospectus used in connection therewith to remain continuously effective for a period of more than ninety (90) days if any post-effective amendments are required to be made in connection with such Registration Statement. The Corporation shall not be deemed to have effected a registration of Securities for any purpose under this Article VI unless and until such Registration Statement is declared effective by the Commission and shall have remained effective for the period set forth in this Section 6.07.

         (c) Furnish at the Corporation's expense to the Selling Stockholders and each underwriter such number of copies of the Registration Statement and each amendment and supplement thereto (in each case including all exhibits) and such number of copies of the prospectus included therein (including each amended or supplemented prospectus), in conformity with the requirements of the Act, and such other documents incorporated by reference in the Registration Statement, and other documents such Stockholders and underwriters shall reasonably request in order to facilitate the disposition of the Securities, but only while the Company is under the provisions hereof to keep the Registration Statement current and effective.

         (d) Immediately notify each Selling Stockholder and the managing underwriter or underwriters of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances then existing, not misleading and subject to subparagraph (b) above, if it is necessary to amend or supplement such prospectus to comply with law, prepare a supplement to or an amendment of such prospectus so that such prospectus, as amended or supplemented, will comply with law, and use its best efforts to file and cause to be declared effective any post-effective amendment to such Registration Statement as may be required in connection therewith; and immediately notify each Stockholder of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or initiating any proceedings for that purpose, or any notification with respect to the suspension of the qualification of any Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

         (e) Make every reasonable effort to obtain at the earliest possible time the withdrawal of any order suspending the effectiveness of a Registration Statement or suspending the qualification of any Securities for sale in any jurisdiction.

         (f) Prior to any Public Offering, take such action as may be necessary to qualify or register the shares to be sold under the securities or Blue Sky laws of such jurisdiction as may be reasonably requested by Yamada, the Non-Yamada Stockholders, or a Demand Seller or the managing underwriter or underwriters and keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to make the disposition in such jurisdiction of the Securities covered by the Registration Statement; PROVIDED, HOWEVER, the Corporation shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject.

         (g) Enter into agreements that are customary for offerings of the type contemplated by this Agreement and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Securities covered by a Registration

Statement and in such connection, whether or not a underwriting agreement is entered into and whether or not the registration is a underwritten registration
(i) make such representations and warranties to the holders of such Securities covered by the Registration Statement with respect to the Registration Statement, prospectus, and documents incorporated by reference, if any, in form, substance, and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested as is customary; (ii) use its best efforts to obtain opinions of counsel to the Corporation and updates thereof with respect to the Registration Statement and the prospectus addressed to each selling holder of Securities covered by the Registration Statement covering the matters customarily covered in opinions requested in underwritten or non-underwritten offerings as the case may be and such other matters as may be reasonably requested by such holders; (iii) in the case of a underwritten offering, enter into a underwriting agreement in form, scope, and substance as is customary in underwritten offerings; (iv) use its best efforts to obtain "cold comfort" letters and updates thereof from the Corporation's independent certified public accountants addressed to each selling holder of Securities, such letter to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with underwritten offerings; and (v) the Corporation shall deliver such documents and certificates as may be reasonably requested by the holders of Securities being sold to evidence compliance with clause (i) above and with any customary conditions contained in any underwriting agreement or other agreement entered into by the Corporation. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder.

         (h) Make available for inspection by the holders of Securities being sold, and any attorney, accountant, or other agent thereof, all financial and other records, pertinent corporate documents, and properties of the Corporation.

         (i) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and promulgated under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and timely make all filings required to be made by the Corporation pursuant to the Exchange Act after it has filed a Registration Statement pursuant to the requirements of the Act related to the equity securities of the Corporation. For so long as any of the Non-Yamada Stockholders continue to own any outstanding Securities and may sell such Securities without registration under the Act within the limitations of the exemption provided by (a) Rule 144 under the Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission, the Corporation shall file with the Commission the information, documents and other reports specified in Sections
13 or 15(d) of the Act as being required of issuers subject to such reporting requirements (whether or not the Corporation would be required to file such reports with the Commission in the absence of the requirements of this Section), and shall comply with such other informational requirements of the Commission, and, upon the request of a Stockholder, furnish such Stockholder with such information as may be necessary to enable such Stockholder to effect routine sales pursuant to Rule 144.

         (j) Use its best efforts to cause the Securities being offered in the offering to be listed on a national securities exchange in the United States or quoted on the over-the-counter market.

         (k) Provide for or designate a transfer agent and registrar (which may be the same entity) for the Securities.

         (1) Issue to any underwriters to which any Selling Stockholder may sell Securities in such offering certificates evidencing shares of the Securities not bearing any restrictive legends.

         (m) Deliver promptly to each Selling Stockholder and the underwriter or underwriters copies of all correspondence between the Corporation or any other governmental agency or self-regulating body and the Corporation, its counsel, or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the Registration Statement or proposed sale of shares of the Corporation and permit each Selling Stockholder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the Registration Statement as it deems reasonably necessary. Such investigation shall include access to book records and properties and opportunities to discuss the business of the Corporation with its officers, independent auditors, and counsel.

         (n) Take or perform any and all such other corporate or other actions as are reasonably suggested or recommended by the managing underwriter or underwriters or that may be reasonably necessary or appropriate to carry out and enforce the rights of the Stockholders hereunder in order to effect a successful public offering, including but not limited to, if necessary, amending the certificate of incorporation of the Corporation or Argo-Tech and appointing independent directors to the Board of the Corporation or the Argo-Tech Board.

         The Trustee, at any time its Securities are covered by a Registration Statement, agrees that, upon receipt of any notice from the Corporation of the happening of any event of the kind described in Section 6.07(d) hereof, such Stockholder shall forthwith discontinue disposition of such Securities covered by such Registration Statement or prospectus until such holder's receipt of the copies of a supplemented or amended prospectus or until it is advised in writing (the "Advice") by the Corporation that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filing that is incorporated by reference in such prospectus and, if so directed by the Corporation, such Stockholder shall deliver to the Corporation (at the Corporation's expense) all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Securities current at the time of receipt of such notice. If the Corporation shall give any such notice, the time period during which the Registration Statement affected by such notice shall be required to be kept continuously effective as provided herein shall be extended by the number of days during the period from and including the date when each seller of Securities covered by such Registration Statement shall have received copies of the supplemented or amended prospectus contemplated herein or a copy of the Advice, as the case may be.

         Section 6.08. EXPENSES OF REGISTRATION. The Corporation shall pay all fees and expenses associated with effecting any registration and sale of Securities under this Article VI to the extent permissible under applicable law (including Blue Sky Laws) including, but not limited to registration and filing fees, printing expenses, fees and disbursements of legal counsel and accountants of the Corporation, the Trustee, and each group of Selling Stockholders, transfer agents' and registrars' fees, fees and disbursements of experts used by the Corporation in connection with such registration, expenses of special audits of the Corporation incidental to or required by the registration, expenses, incidental to any post-effective amendment to the Registration Statement, and all underwriting discounts and commissions allocable to the Securities offered by the Stockholders participating in the offering, which underwriting discounts and commissions shall be paid for by such Stockholders; PROVIDED, HOWEVER, that, in connection with each such registration, the

Corporation shall not pay fees and expenses to more than one outside legal counsel retained to represent Stockholders in connection with the offering. In the event and to the extent the Corporation is not permitted by applicable law to pay any of such expenses, each Stockholder participating in the registration and sale shall pay the same proportion of the registration fee and expenses incurred in connection with the registration as the shares of Securities being registered by him bear to the total amount of Securities included in the registration.

         Section 6.09.  INDEMNIFICATION; CONTRIBUTION.

         (a) INDEMNIFICATION BY THE CORPORATION. The Corporation agrees to indemnify and hold harmless, to the full extent permitted by law, each holder of Securities registered pursuant to any Registration Statement required to be filed pursuant to this Agreement, its officers, directors, and agents and each Person who controls such holder or agents (within the meaning of the Act) against all losses, claims, damages, liabilities, and expenses caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus or preprospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as the same are caused by or contained in any information furnished in writing to the Corporation by such holder expressly for use therein.

         (b) INDEMNIFICATION BY SELLING STOCKHOLDERS. In connection with any Registration Statement in which a Stockholder is participating, each such Selling Stockholder shall furnish to the Corporation in writing, in addition to any other information required to be provided hereby, such information and affidavits as the Corporation reasonably requests for use in connection with any Registration Statement or prospectus and agrees severally and not jointly to indemnify, to the full extent permitted by law, the Corporation, its directors and officers, and each Person who controls the Corporation (within the meaning of the Act) against any losses, claims, damages, liabilities, and expenses caused by any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in any Registration Statement or prospectus or preliminary prospectus or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder to the Corporation specifically for inclusion in such Registration Statement or prospectus; PROVIDED, HOWEVER, that under no circumstances shall any Selling Stockholder be liable for or be required to indemnify any underwriter or controlling person thereof or to contribute to the amounts paid by any underwriter or controlling person hereof any amount in excess of the product of the number of shares, if any, sold by such Selling Stockholder times the price per share paid to him pursuant to such offering, net of all costs and expenses (including underwriting commissions and disbursements) paid or incurred by such Selling Stockholder in connection with the registration and sale.

         (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification, and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; PROVIDED, HOWEVER, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed to pay for the reasonable fees or expenses of such counsel or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person, or (c) in the reasonable judgment of any such Person and the indemnifying party, based upon advice of their respective counsel, a conflict of interest may exist between such Person and the indemnifying party, with respect to such claims (in which case, if the Person notifies the indemnifying party to writing that such Person elects to employ separate counsel at the expense of the indemnifying party the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

         (d) CONTRIBUTION. If the indemnification provided for in the preceding paragraphs of this Section 6.09 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities, or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indeed parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnified party or indemnified parties, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         (e)  LIMITATION. Anything to the contrary contained in this Section
6.09 notwithstanding, no holder of Securities shall be liable for any indemnification or contribution in excess of the maximum amount received by such holder in connection with any sale of Securities hereunder.

         Section 6.10. LIMITATION ON REGISTRATION RIGHTS. The Trustee acknowledges and agrees that the Corporation has not granted the Trustee any rights to require the Corporation or Argo-Tech to register any of the Securities under the Act except as provided herein in this Article.

                                  ARTICLE VII

                                 MISCELLANEOUS
                                 -------------

         Section 7.01. SPECIFIC PERFORMANCE; EXPENSES AND ATTORNEYS' FEES. The parties agree that the subject matter hereof is unique and, in the event of the breach by any party of any of the provisions of this Agreement, the party injured thereby would not be made whole by money damages and shall be entitled to specific performance in addition to any other remedy to which it may be entitled at law and in equity. The parties hereto agree to waive the defense in any such action for specific performance that a remedy at law would be adequate. In addition, any party that breaches this Agreement shall be obligated to pay the costs, including reasonable attorneys' fees, incurred by any non-breaching parties in enforcing their respective rights hereunder against such breaching party.

         Section 7.02. SEVERABILITY. The parties agree that (i) the provisions of this Agreement shall be severable in the event that any of the provisions hereof are held by a court of competent jurisdiction to be invalid, void, or otherwise unenforceable, (ii) such invalid, void, or otherwise unenforceable provisions shall be replaced by other provisions that are as similar as possible in terms to such invalid, void, or otherwise unenforceable provisions but are valid and enforceable, and (iii) the remaining provisions hereof shall remain enforceable to the fullest extent permitted by law.

         Section 7.03. CONTROLLING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive law of the State of Delaware without giving effect to the conflicts of laws principles thereof.

         Section 7.04. NOTICES. All notices, consents, directions, approvals, instructions, and other communications by any party hereto to any other party hereto a provided for herein shall be in writing and shall be deemed to have been duly given if delivered by hand (whether by express mail, overnight courier, or otherwise) or sent by registered mail, return receipt requested, postage prepaid, or by telegram, or facsimile transmission to the party to whom it is directed as follows:

         (a) If to the Corporation or Argo-Tech, to it at the following address:

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        c/o Argo-Tech Corporation
        23555 Euclid Avenue
        Cleveland, Ohio  44117-1795
        Attn: Michael S. Lipscomb
        Tel. (216) 692-6000
        Fax  (216) 692-5541

        with a copy to:

        Thompson, Hine and Flory
        1100 National City Bank Building
        629 Euclid Avenue
        Cleveland, Ohio  44114
        Attn: Donald H. Messinger, Esquire
        Tel. (216) 566-5500
        Fax  (216) 566-5583

        (b)     If to the Trustee, to it at the
following address:

        Society National Bank
        127 Public Square
        Cleveland, Ohio  44114
        Attn: Management and Trust Services
        Tel. (216) 689-3216
        Fax  (216) 689-3545

        with a copy to:

        Jones, Day, Reavis & Pogue
        901 Lakeside Avenue
        Cleveland, Ohio  44114
        Attn: Leslie D. Dunn, Esq.
        Tel. (216) 586-7271
        Fax  (216) 579-0212

or to such other addresses as the party to whom such notice is given may have theretofore designated by notice to all other parties in accordance herewith. Any notice given in accordance with the requirements of this paragraph shall be deemed to have been received when delivered in person or, if mailed, three days following the date upon which such notice shall have been deposited in the mails.

         Section 7.05. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

         Section 7.06. BINDING EFFECT; ASSIGNMENT. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their

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respective heirs, permitted assigns, personal representatives, guardians, custodians, and successors-in-interest and upon the trustees and beneficiaries of any trust to which shares of Securities have been or may be transferred (collectively, a "Successor") and upon the successors and assigns of the Corporation and of Argo-Tech. Notwithstanding foregoing, neither this Agreement nor any right, remedy, obligation, or liability arising hereunder or by reason hereof shall be assignable by any party hereto accept as otherwise permitted by the terms of this Agreement. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties hereto or their successors in interest any legal or equitable right, remedy, or claim under or in respect of any agreement or any provision contained herein.

         Section 7.07. TERMINATION. This Agreement and all restrictions, limitations, rights, and obligations set forth herein with respect to the Securities shall terminate upon the occurrence of any of the following events:
(i) the bankruptcy or dissolution of the Corporation or Argo-Tech (PROVIDED, HOWEVER, (A) that the restrictions, limitations, rights, and obligations set forth in Article I (to the extent applicable) and Section 2.04 and this Article VII shall not terminate upon, but shall survive the occurrence of a event contemplated by this clause (i) of Section 7.07, and (B) that, during any such bankruptcy proceeding, any time period within which any action may or shall be taken as specified in any provision contained in this Agreement that survives such an event shall be tolled for an equal number of days that such bankruptcy proceeding continues); (ii) a single Stockholder or a group consisting of such Stockholder and Affiliates thereof becoming the owner of all of the Securities that are then subject to this Agreement; (iii) the execution of a written instrument by all of the parties hereto or (iv) an Acceptable Company Offering or an Acceptable Demand Offering occurs pursuant to which the Corporation's Common Stock is listed on a national securities exchange or publicly traded in the over-the-counter market; PROVIDED, HOWEVER, that the restrictions, limitations, rights, and obligations set forth in Article I (to the extent applicable) and Section 2.04 and this Article VII shall not terminate upon, but shall survive, the occurrence of an event contemplated by this clause (iv) of this Section 7.07. This Agreement shall also terminate with respect to any Securities upon the Disposition of such Securities by any Stockholder to any Person not a party to this Agreement pursuant to an effective registration statement under the Securities Act of 1933, as amended. The termination of this Agreement shall have no effect upon any obligation of any party to make payment for any

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Securities purchased pursuant to the terms of this Agreement prior to its termination.

         Section 7.08. KNOW-HOW AND CONFIDENTIALITY. (a) All know-how and expertise and commercial good-will that is owned or developed by Argo-Tech or on behalf of Argo-Tech shall be the property of Argo-Tech in the absence of a specific arrangement to the contrary.

         (b) The Trustee agrees on behalf of itself and its employees, agents, Affiliates, and assigns that any and all non-public technical information, trade secrets, and any other confidential information regarding the business affairs of the Corporation or any of its Subsidiaries or of the Stockholders or any of their respective Affiliates, employees, agents, or assigns that is treated as confidential by it or by any of them (including but not limited to methods or business operations, the names of customers or potential customers, and any other confidential information concerning the business affairs of the Corporation or any of its Subsidiaries or of the Stockholders or their respective Affiliates) that such Stockholder may have obtained from the Corporation or any of its Subsidiaries or from any other party hereto or any Affiliate of any such other party (collectively referred to as the "Confidential Information") as a result of the purchase of the Corporation's Securities or the performance of this Agreement, constitute trade secrets, is confidential, and is the valuable property of the Corporation or any of its Subsidiaries or such Stockholder or Affiliate thereof, as the case may be. Such Confidential Information shall be held in confidence both during the term of this Agreement and thereafter for so long as the Trustee remains a stockholder and for a period of two years thereafter, and during such period such Confidential Information shall neither be disclosed to any third party nor used by the receiving party at any time for any purpose unrelated to the performance of this Agreement without the prior written consent of the party to which such Confidential Information relates. Notwithstanding the foregoing, these obligations of confidential treatment shall not apply to information which:

                  (i) is known to the Trustee or to any Affiliate thereof obtaining the information at the time such information is obtained from the Corporation or any of its Subsidiaries or any other party or Affiliate of any of the foregoing, as the case may be (other than as a result of the improper appropriation of any Confidential Information by any Person), and can be documented as such and has not previously been received from Argo-Tech, its Affiliates, or any other party, as the case may be, in connection with the purchase of the Corporation's Securities or the performance of this Agreement;

                  (ii) is in the public domain at the time such information is obtained from Argo-Tech, the Corporation or its Subsidiaries, or any other party, or from an Affiliate of any of the foregoing, as the case may be;

                  (iii) after being obtained from the Corporation or any of its Subsidiaries, Argo-Tech, or any other party, or from an Affiliate of any of the foregoing, as the case may be, such Confidential Information enters the public domain through no positive action or omission on the part of a Stockholder or an Affiliate thereof;

                  (iv) lawfully comes into the possession of the Trustee or an Affiliate thereof from a source other than the Corporation or any of its Subsidiaries and can be so documented; or

                  (v) upon written advice of independent legal counsel is required to be disclosed by any applicable law, rule, or regulation; PROVIDED, HOWEVER, that either Yamada Corporation or the Vestar Investment Partnership, as the case may be, (x) shall have received written notice of such intended disclosure twenty (20) days prior to the date the such disclosure is to be made, and (y) shall have the right to seek any relief it deems appropriate to prevent such disclosure, including, without limitation, injunctive relief; or

                  (vi) is otherwise required to be disclosed pursuant to ERISA or the provisions of the Argo-Tech ESOP.

         (c) Upon the termination of this Agreement, each of the Stockholders agrees to use its respective best efforts to destroy all Confidential Information in its possession that is embodied or recorded in tangible form.

         (d) The obligations of confidentiality hereunder shall survive termination of this Agreement.

         Section 7.9. PUBLIC STATEMENTS. The parties shall consult with one another prior to issuing any press release or public statement respect to the transaction contemplated by this Agreement. The parties further agree that they shall use their best efforts, to the extent permitted by law, to ensure (a) that Yamada or any Affiliate thereof is not mentioned in any press release or public statement made in connection with the transactions contemplated by this Agreement or the Stockholders' Agreement; PROVIDED, FURTHER, that representatives of Argo-Tech shall have the right to respond to the extent that they reasonably deem necessary to inquiries from customers of Argo-Tech or potential customers; and PROVIDED, FURTHER, that, in so responding, representatives of Argo-Tech shall request that its customers and potential customers keep confidential the information that is given, unless such representatives conclude that the making of such request would not be appropriate in light of its relationship with the customer or potential customer.

         Section 7.10. OTHER AGREEMENTS; CONSTRUCTION. Nothing contained in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under any other agreement. Notwithstanding any other provisions in this Agreement, in the event of any inconsistency between the terms of this Agreement and the terms of any other agreement or document defining the rights or obligations of Stockholders, the provisions of this Agreement shall govern. All parties acknowledge that they have participated substantially in the negotiation and of this Agreement, and each party hereby disclaims any defense or assertion in any litigation that any ambiguity herein should be construed against the draftsman solely as a result of acting as draftsman.

         Section 7.11. SECTION AND OTHER HEADINGS. The Section and other headings contained in this Agreement are for reference only and shall not affect the meaning or interpretation of this Agreement.

         Section 7.12. COMPLIANCE WITH ERISA. Any other provision of this Agreement to the contrary notwithstanding, including other clauses similar to the foregoing clause, each and every provision of this Agreement applicable to the Argo-Tech ESOP or to the Trustee which imposes any limitation, liability, right, duty, or obligation on the Argo-Tech ESOP or the Trustee is expressly subject to the provisions of ERISA and, to the extent not consistent therewith, shall not be considered a provision of this Agreement binding upon the Argo-Tech ESOP or the Trustee, and each of the parties hereto expressly acknowledges and agrees that the Trustee may act or refrain from acting under each and every provision of this

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


Agreement without liability hereunder to any other party hereto or to any other Person if the Trustee determines, in its reasonable discretion based upon advice of independent legal counsel to the Trustee, that any such act or refraining from any such act is required by any provision of ERISA, the Code, or the Argo-Tech ESOP.

         IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed and delivered in its name by officers duly authorized thereunto, and the other parties hereto have caused this Agreement to be duly executed and delivered, all of the foregoing as of the day and year first above written.

                                   AT HOLDINGS CORPORATION


                                   By:  Michael S. Lipscomb
                                        -----------------------------
                                        Name:  Michael S. Lipscomb
                                        Title: President


                                   ARGO-TECH CORPORATION


                                   By:  /s/ Michael S. Lipscomb
                                        -----------------------------
                                        Michael S. Lipscomb
                                        President


                                   SOCIETY NATIONAL BANK, IN ITS
                                   CAPACITY AS TRUSTEE UNDER THE
                                   ARGO-TECH CORPORATION EMPLOYEE
                                   STOCK OWNERSHIP PLAN AND TRUST


                                   By   /s/ Glenn A. Hamilton
                                        --------------------------------
                                        Name: Glenn A. Hamilton
                                        Title:  Vice President



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